TEKOIL & GAS CORPORATION

SUBSCRIPTION AGREEMENT

THE COMMON STOCK HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. THE COMMON STOCK MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

1.  Subscription. Subscriber (as identified on the signature page attached hereto) hereby subscribes for and agrees to be issued the shares of Common Stock described on the signature page attached hereto (the “Common Stock”) of Tekoil & Gas Corporation, a Delaware corporation (the “Company”).

2.  Consideration. The Common Stock described herein constitutes a portion of the consideration payable by the Company to Subscriber under a certain Purchase and Sale Agreement dated November 13, 2006, and as amended December 29, 2006, in connection with the acquisition and sale of certain assets described therein as amended by a certain First Amendment thereto dated of even date herewith (referred to together as the “PSA”).

3.  Subscriber's Representations and Warranties. Subscriber represents, warrants, acknowledges and agrees that:

(a)  Subscriber is a resident of the state indicated on the signature page hereof, is legally competent to execute this Subscription Agreement, and:

(i)  if Subscriber is an individual, has his or her principal residence in such state;

(ii)  if Subscriber is a corporation, partnership, trust, limited liability company or other form of business organization, has its principal office in such state; or

(iii)  if Subscriber is a corporation, partnership, trust, limited liability company or other form of business organization, Subscriber has not been organized for the specific purpose of acquiring the Common Stock.

(b)  Subscriber has not been offered the Common Stock by any form of general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(c)  Subscriber has had access during the course of this transaction and prior to the issuance of the Common Stock to all information necessary to enable Subscriber to evaluate the merits and risks of a prospective investment in the Company (including, without limitation, the periodic and other reports filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and Subscriber has had the opportunity to ask questions of and receive answers from the officers and directors of the Company, or a person or persons acting on its behalf, concerning the terms and conditions of the offering and all questions raised by Subscriber have been answered to the full satisfaction of Subscriber.

(d)  There are substantial restrictions on the transferability of the Common Stock and, accordingly, Subscriber will need to bear the economic risk of the investment in the Common Stock for an indefinite period of time and will not be readily able to liquidate the investment in case of an emergency.

(e)  Subscriber understands that the Company has a limited financial or operating history, the Common Stock is a speculative investment which involves a high degree of financial risk, and there is no assurance of any economic, income or tax benefit from such investment.

(f)  In making this investment, Subscriber is relying solely upon the advice of Subscriber's personal tax advisors, and not the Company nor its advisers and counsel, with respect to the tax aspects of an investment in the Common Stock.

(g)  If Subscriber is a corporation, partnership, trust, limited liability company, employee benefit plan or other entity, Subscriber is authorized and qualified to become a stockholder of the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

(h)  No representations or warranties have been made to Subscriber by the Company or any officer, employee, agent or affiliate of the Company (other than those set forth in the PSA), and Subscriber's investment decision has been based solely upon Subscriber's independent evaluation and due diligence, if any, of the Company.

(i)  Subscriber is experienced in evaluating and investing in early stage companies such as the Company. Subscriber is experienced in business matters and regards himself, herself or itself as a sophisticated investor able to evaluate investment and financial information and to choose independent professional advisors to assist in such evaluation and, either alone or with such advisers, has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Common Stock and has the capacity to protect Subscriber’s own interests in connection with Subscriber’s proposed investment in the Common Stock.

(j)  Subscriber’s aggregate commitments to investments that are not readily marketable are not disproportionate to Subscriber’s net worth and an investment in the Common Stock will not cause such aggregate commitment to become excessive. Subscriber has adequate means of providing for Subscriber’s current needs and possible personal and family contingencies. Subscriber will not be readily able to liquidate the investment in the case of an emergency, and Subscriber has no need for liquidity in this investment in the Company.

(k)  Subscriber has a preexisting business or personal relationship with the Company or with one or more of its officers or directors. Except for Subscriber’s intention to distribute the shares (or cause them to be issued directly) to its members, pro-rata, Subscriber is acquiring the Common Stock solely for Subscriber’s own account for investment (and not for the account of any other person), and not with a view to, or for, any resale, distribution, fractionalization or other transfer thereof, and Subscriber has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution, fractionalization or transfer.

4.  Representations and Warranties Concerning Suitability and Accredited Investor Status. Subscriber hereby represents and warrants to the Company that Subscriber is an “Accredited Investor” (as defined under Regulation D as promulgated and amended by the SEC pursuant to the Securities Act) on the basis of the representations made by Subscriber to the Company below. Subscriber hereby represents and warrants that:

(a)  Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and has obtained sufficient information from the Company to evaluate the merits and risks of an investment in the Company.

(b)  Subscriber has determined that the Common Stock are a suitable investment for Subscriber. Subscriber is able to bear the economic risk of the investment in the Company (including a complete loss thereof) and has adequate financial or other means for providing for Subscriber's current needs and contingencies and has no need for liquidity in this investment.

5.  Fees and Expenses. Subscriber shall pay for all its own fees and expenses in connection with this subscription, including without limitation legal fees and fees of its advisors and counsel, if any.

6.  Restrictions. The Subscriber agrees that he will not at any time make any disposition of any of the Common Stock except in accordance with applicable federal and state securities laws and the legend set forth below. The certificates for the Common Stock to be issued to the undersigned will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR SUCH LAWS.

7.  Miscellaneous. The terms and conditions contained in this Subscription Agreement (together with the PSA and a certain Registration Rights Agreement executed by the Company and Subscriber of even date herewith) constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof. This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of Delaware. This Subscription Agreement may be amended only by a writing executed by the Company and Subscriber.

IN WITNESS WHEREOF, Subscriber has executed this Subscription Agreement on the date indicated on the signature page hereof.

[SIGNATURES ON NEXT PAGE]

The undersigned Subscriber confirms and certifies that Subscriber has read this entire Subscription Agreement and understands the provisions hereof, and that the undersigned has executed this Subscription Agreement as of the date set forth below.

DATED: December 29, 2006

Subscriber has agreed to accept 500,000 shares of Common Stock as partial consideration of the purchase price payable by the Company under the PSA, as more fully described in the PSA.

Which will be held by Subscriber(s) in the following manner, if applicable:

☐	Community Property	☐	Joint Tenants with Right of Survivorship
☐	Tenants in Common	☐	Separate Property
☒	Other: (e.g. individual, corporation, partnership, limited liability company, trust, investment company). Please indicate: limited liability company.

Subscriber Signature(s)

MASTERS RESOURCES, LLC	MASTERS OIL & GAS, LLC

Managing Member
Name and Title of Signatory if Subscriber is an entity

/s/ John W. Barton	/s/ John W. Barton
Signature	Signature of Joint Subscriber

Social Security or Tax ID Number	Social Security or Tax ID Number of Joint Subscriber

Address	Address of Joint Subscriber

Reviewed and Advised By (if any):	Accepted By:

Subscriber’s Professional Advisor	TEKOIL & GAS CORPORATION, a Delaware corporation

/s/ Mark S. Western
Name	Signature

Chairman and CEO
Address	Name/Title

Note:

In the case of subscription by,

•	Joint Tenants with Rights of Survivorship or Tenants in Common, all tenants must execute this subscription,

•	Husband and Wife, as community property, one signature only is required.

•	A Trust, the Trustee must sign and a copy of the Trust Agreement should be provided.

•	A Partnership, a copy of the Statement of Partnership or the Partnership Agreement should be provided, and execution must be by the number of partners required therein to bind the Partnership.

•	A Corporation, a resolution of the Board of Directors authorizing the subscription and certified by the Secretary should be included.